File No. 2-93076
                                                                        811-4103

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 |X|

     Pre-Effective Amendment No.                                             |_|


     Post-Effective Amendment No.  28                                        |X|


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         |X|


     Amendment No.  29                                                       |X|



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                        SELIGMAN HIGH INCOME FUND SERIES
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

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                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)


--------------------------------------------------------------------------------

 It is proposed that this filing will become effective (check appropriate box):


|_|  immediately upon filing pursuant to paragraph (b)

|X|  on April 28, 2000 pursuant to paragraph (b)


|_|  60 days after filing pursuant to paragraph (a)(1)


|_|  on (date) pursuant to paragraph (a)(1)

|_|  75 days after filing pursuant to paragraph (a)(2)


|_|  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 S E L I G M A N
                                 ---------------
                                 U.S. GOVERNMENT
                               SECURITIES SERIES



The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.



An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.



                                     [PHOTO]

                                   PROSPECTUS


                                   MAY 1, 2000


                                   -----------

                              Seeking High Current

                             Income by Investing in

                            US Government Securities


                                   managed by

                                     [LOGO]

                                    J. & W.
                                 SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864


TXUSG1 5/2000

                               Table of Contents


The Fund
      Investment Objective                                            1
      Principal Investment Strategies                                 1
      Principal Risks                                                 2
      Past Performance                                                3
      Fees and Expenses                                               4
      Management                                                      5
Shareholder Information
      Deciding Which Class of Shares to Buy                           6
      Pricing of Fund Shares                                          8
      Opening Your Account                                            8
      How to Buy Additional Shares                                    9
      How to Exchange Shares Among
        the Seligman Mutual Funds                                     9
      How to Sell Shares                                             10
      Important Policies That May Affect
        Your Account                                                 11
      Dividends and Capital Gain Distributions                       12
      Taxes                                                          12
      The Seligman Mutual Funds                                      13
Financial Highlights                                                 15
How to Contact Us                                                    17
For More Information                                            back cover


TIMES CHANGE ... VALUES ENDURE

The Fund



Investment Objective

The Fund's investment objective is high current income.


Principal Investment Strategies


The Fund uses the following principal investment strategies to seek its investment objective:


The Fund has a fundamental policy that, except for temporary defensive purposes, it will invest at least 80% of its total assets in direct obligations of the US Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the US Government, its agencies or instrumentalities (USGovernment Securities) which are backed by the full faith and credit of the US Government and have maturities greater than one year at the date of purchase by the Fund.

The Fund may invest up to 20% of its total assets in direct obligations of the US Treasury and in US Government Securities which have maturities of any duration at the date of purchase by the Fund.

US Government Securities include obligations of the US Government and US Government agencies, such as the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (Freddie Mac), the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae). These include mortgage pass--through securities, collateralized mortgage obligations, repurchase agreements involving these securities, and obligations that, while not issued by the US Government or its agencies, are backed by the full faith and credit of the US Government, such as Title XI bonds.

When selecting individual securities for purchase by the Fund, the investment manager:


   o seeks to determine long-term trends in interest rates and adjust maturities of portfolio securities accordingly. For example, if the investment manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities.


   o after determining the appropriate maturity, seeks to identify securities of the same maturity that offer higher yields, which will provide more income to the Fund.

The Fund generally sells securities in response to its belief in the changing direction of long-term interest rates; when yield spreads become exceedingly narrow and the investment manager believes that the Fund is not being amply rewarded for buying securities with longer maturities (which generally offer higher yields but are subject to more price volatility than securities with shorter maturities); or when the Fund must meet cash requirements.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.


Except for its fundamental policy, the Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's investment objective. The Fund's objective and its fundamental policy may be changed only with shareholder approval.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The US Government does not guarantee the market value or the current yield of government securities. The Fund's net asset value, yield, and total return will fluctuate and are not guaranteed by the US Government.

The securities in which the Fund invests are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund's net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund's yield will vary based on the yield of its portfolio securities.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities, like those in which the Fund invests. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

The Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to one widely-used measure of US Government Bond performance and one measure of the performance of mutual funds with investment objectives similar to the Fund.


The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


                          Class A Annual Total Returns

  [THE FOLLOWING TABLE IS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                             Year             Percentage
                             ----             ----------

                             1990                6.37%
                             1991               14.05%
                             1992                5.78%
                             1993                7.46%
                             1994               -3.88%
                             1995               18.15%
                             1996               -0.29%
                             1997                8.53%
                             1998                8.46%
                             1999               -3.63%


              Best quarter return: 6.36% - quarter ended 6/30/95. Worst quarter return: -3.48% - quarter ended 3/31/96.


--------------------------------------------------------------------------------
              Average Annual Total Returns - Periods Ended 12/31/99


                                                                            Class B            CLASSC            Class D
                                          One      Five      Ten         Since Inception   Since Inception   Since Inception
                                         Year      Years    Years           1/1/97            5/27/99*          9/21/93
                                         -----     -----    -----        ---------------   ---------------   ---------------
Class A                                   -8.16%   4.95%    5.37%              --                 --               --
Class B                                   -9.05     n/a      n/a             2.47%                --               --
Class C                                    n/a     n/a       n/a               --              -3.54%              --
Class D                                   -5.38    5.13      n/a               --                 --             3.11%
Lehman Brothers Government
  Bond Index                              -2.23    7.44     7.48             5.58              -0.17(1)          5.27(2)
Lipper General US Government
  Bond Funds Average                      -3.00    6.54     6.58             4.58              -0.92(1)          4.32(2)

The Lehman Brothers Government Bond Index and the Lipper General USGovernment Bond Funds Average are unmanaged benchmarks that assume investment of dividends. The Lipper General USGovernment Bond Funds Average excludes the effect of sales charges and the Lehman Brothers Government Bond Index excludes the effect of fees and sales charges. The Lehman Brothers Government Bond Index measures the performance of USGovernment Bonds and the Lipper General US Government Bond Funds Average measures the performance of mutual funds with investment objectives similar to the Fund.

*   Total returns for periods of less than one year are not annualized.

(1) From May 31, 1999.

(2) From September 30, 1993.
--------------------------------------------------------------------------------

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                          Class A     Class B     Class C    Class D
----------------                                                          ------      ------      ------     ------
Maximum Sales Charge (Load)                                                4.75%         5%          2%          1%

  Maximum Sales Charge (Load) on Purchases
    (as a % of offering price)                                             4.75%(1)    none          1%        none

  Maximum Contingent Deferred Sales Charge (Load) (CDSC)
    on Redemptions (as a % of original purchase price or
    current net asset value, whichever is less)                             none(1)      5%          1%          1%

Annual Fund Operating Expenses for 1999
---------------------------------------

(as a percentage of average net assets)

Management Fees                                                             .50%       .50%        .50%        .50%
Distribution and/or Service (12b-1) Fees                                    .25%      1.00%       1.00%       1.00%
Other Expenses                                                              .50%       .50%        .50%        .50%
                                                                           -----      -----       -----       -----
Total Annual Fund Operating Expenses                                       1.25%      2.00%       2.00%       2.00%
                                                                           =====      =====       =====       =====


(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

---------------------------------------------

Management Fees:

Fees paid out of Fund assets to the
investment manager to compensate it for
managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a
plan adopted by the Fund under Rule
12b-1 of the Investment Company Act of
1940. The plan allows each Class to pay
distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:


Miscellaneous expenses of running the
Fund, including such things as transfer
agency, registration, custody, auditing
and legal fees.


---------------------------------------------


Example


This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:



                       1 Year        3 Years      5 Years     10 Years
                       ------        -------      -------     --------
 Class A                $596          $853        $1,129       $1,915
 Class B                 703           927         1,278        2,134+
 Class C                 400           721         1,167        2,404
 Class D                 303           627         1,078        2,327



If you did not sell your shares at the end of each period, your expenses would be:


                       1 Year        3 Years      5 Years     10 Years
                       ------        -------      -------     --------
Class A                 $596          $853        $1,129       $1,915
Class B                  203           627         1,078        2,134+
Class C                  301           721         1,167        2,404
Class D                  203           627         1,078        2,327



+ Class B shares will automatically convert to Class A shares after eight years.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 20 USregistered investment companies, which offer more than 50 investment portfolios with approximately $30 billion in assets as of March 31, 2000. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2000, of approximately $12 billion.

The Fund pays Seligman a fee for its management services. For the year ended December 31, 1999, the management fee paid by the Fund to Seligman was equal to an annual rate of .50% of the Fund's average daily net assets.


--------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.: The Fund's
general distributor; responsible for
accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent;
provides shareholder account services to the Fund at cost.

--------------------------------------------

Portfolio Management


The Fund is managed by Seligman's Taxable Fixed Income Team, which is headed by Mr. Gary S. Zeltzer. Mr. Zeltzer joined Seligman in March 1998 as Senior Vice President, Manager Taxable Fixed Income. He is a Vice President of the Fund and has been a Portfolio Manager of the Fund since March 1998. Prior to joining Seligman, Mr. Zeltzer was a Group Vice President and Portfolio Manager at Schroder Capital Management from July 1979 to March 1998. Mr. Zeltzer also manages Seligman Cash Management Fund, Inc.; and he manages Seligman Bond Portfolio and Seligman Cash Management Portfolio, two portfolios of Seligman Portfolios, Inc.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

     o    The amount you plan to invest.

     o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

     o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

     o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------

Class A

     o    Initial sales charge on Fund purchases, as set forth below:

                                                                     Sales Charge             Regular Dealer
                                            Sales Charge                as a %                  Discount
                                               as a %                   of Net                  as a % of
      Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00


     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

o    Annual 12b-1 fee (for shareholder services) of up to 0.25%.

o    No sales charge on reinvested dividends or capital gain distributions.

o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B

   o No initial sales charge on purchases.

   o  A declining CDSC on shares sold within 6 years of purchase:


Years Since Purchase                             CDSC
--------------------                            ------
Less than 1 year                                   5%
1 year or more but less than 2 years               4
2 years or more but less than 3 years              3
3 years or more but less than 4 years              3
4 years or more but less than 5 years              2
5 years or more but less than 6 years              1
6 years or more                                    0


-------------------------------------------

Your purchase of Class B shares must be
for less than $250,000, because if you
invest $250,000 or more, you will pay
less in fees and charges if you buy
another Class of shares.

-------------------------------------------

o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

     o    Initial sales charge on Fund purchases, as set forth below:

                                                                                              Regular Dealer
                                            Sales Charge             Sales Charge               Discount
                                               as a %               as a % of Net               as a % of
      Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
      --------------------------          -----------------        -----------------         --------------
      Less than $100,000                        1.00%                    1.01%                    1.00%
      $100,000 - $249,999                       0.50                     0.50                     0.50
      $250,000 - $1,000,000(2)                  0.00                     0.00                     0.00


     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

     o A 1% CDSC on shares sold within eighteen months of purchase. o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.


     o No automatic conversion to Class Ashares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o    No sales charge on reinvested dividends or capital gain distributions.


     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


Class D*

     o    No initial sales charge on purchases.

     o    A 1% CDSC on shares sold within one year of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


          * Class D shares are not available to all investors.You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.


Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------

NAV:

Computed separately for each Class by
dividing that Class's share of the net
assets of the Fund (i.e., its assets
less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares of the Fund.
Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

Opening Your Account

The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy-Class D." To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

     o    Regular (non-retirement) accounts: $1,000

     o For accounts opened concurrently with Invest-A-Check(R): $100 to open if you will be making monthly investments $250 to open if you will be making quarterly investments

------------------------------------------

You may buy shares of the Fund for all
types of tax-deferred retirement plans.
Contact Retirement Plan Services at the
address or phone number listed on the
inside back cover of this prospectus for information and to receive the proper forms.

------------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequentinvestments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman Harvester(SM). If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.


HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment. See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.


You will need to guarantee your signature(s) if the proceeds are:

     (1) $50,000 or more;


     (2) to be paid to someone other than the account owner; or


     (3) mailed to other than your address of record.


--------------------------------------------------------------------------------

     Signature Guarantee:

     Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable guarantee.

--------------------------------------------------------------------------------

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

     o    a corporation;

     o    an executor or administrator;

     o    a trustee or custodian; or

     o    in a retirement plan.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances. You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a CDSC. If you own Class D or Class C shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT


To protect you and other shareholders, the Fund reserves the right to:

     o    Refuse an exchange request if:

          1. you have exchanged twice from the same fund in any three-month period;

          2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

          3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.


     o    Refuse any request to buy Fund shares;

     o    Reject any request received by telephone;

     o    Suspend or terminate telephone services;

     o Reject a signature guarantee that SDC believes may be fraudulent; o Close your fund account if its value falls below $500;


     o Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

     o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

     o Exchange shares between funds; o Change dividend and/or capital gain distribution options;

     o    Change your address;

     o    Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee). Restrictions apply to certain types of accounts:


     o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

     o    Corporations may not sell Fund shares by phone;

     o IRAs may only exchange Fund shares or request address changes by phone;


     o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually.

------------------------------------------------

Dividend:

A payment by a mutual fund, usually
derived from the fund's net investment
income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders
which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared
distributions (dividends or capital
gains) are deducted from a fund's assets before it calculates its NAV.

------------------------------------------------

You may elect to:

(1)  reinvest both dividends and capital gain distributions;

(2)  receive dividends in cash and reinvest capital gain distributions; or

(3)  receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.


Dividends on Class B, Class C and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity

Specialty
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.


Seligman Global Technology Fund


Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.


Seligman Emerging Markets Fund


Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Small Company
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.


Seligman Global Smaller Companies Fund


Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Medium Company
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------

Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.


Seligman Global Growth Fund


Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

--------------------------------------------------------------------------------

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.


Seligman International Growth Fund


Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Balanced
--------------------------------------------------------------------------------
Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

Fixed-Income
Income
--------------------------------------------------------------------------------

Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:
National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California        Louisiana          New Jersey
 oHigh-Yield      Maryland           New York
 oQuality         Massachusetts      North Carolina
Colorado          Michigan           Ohio
Florida           Minnesota          Oregon
Georgia           Missouri           Pennsylvania
                                     South Carolina

*    A small portion of income may be subject to state taxes.

Money Market
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

Asset Allocation

Seligman Time Horizon/Harvester Series. Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche llp, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                           CLASS A
                                            ----------------------------------------------------------------------
                                                                   Year ended December 31,
                                            ----------------------------------------------------------------------
                                                1999           1998           1997           1996           1995
                                            ----------     ----------     ----------     ----------     ----------
Per Share Data:*
Net asset value, beginning of year ......        $7.09          $6.88          $6.71          $7.15          $6.47
                                            ----------     ----------     ----------     ----------     ----------
Income from investment operations:
  Net investment income .................         0.34           0.36           0.38           0.41           0.46
  Net gains or losses on securities
    (both realized and unrealized) ......        (0.59)          0.21           0.17          (0.44)          0.68
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........        (0.25)          0.57           0.55          (0.03)          1.14
                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
  Dividends from net investment income ..        (0.34)         (0.36)         (0.38)         (0.41)         (0.46)
                                            ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (0.34)         (0.36)         (0.38)         (0.41)         (0.46)
                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............        $6.50          $7.09          $6.88          $6.71          $7.15
                                            ==========     ==========     ==========     ==========     ==========
Total Return: ...........................        (3.63)%         8.46%          8.53%         (0.29)%        18.15%

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..      $64,575        $55,503        $45,426        $46,889        $55,061
Ratio of expenses to average net assets .         1.25%          1.05%          1.23%          1.14%          1.14%
Ratio of net income to average net assets         4.99%          5.11%          5.68%          6.05%          6.71%
Portfolio turnover rate .................        51.59%         99.43%        193.90%        175.25%        213.06%

----------
See footnotes on page 16.

                                                             CLASS B                      CLASS C
                                            ----------------------------------------     ---------
                                             Year ended December 31,        1/1/97**     5/27/99**
                                            -------------------------         to            to
                                               1999           1998         12/31/97      12/31/99
                                            ----------     ----------     ----------    ----------
Per Share Data:*
Net asset value, beginning of period ....        $7.11          $6.89          $6.73         $6.78
                                            ----------     ----------     ----------    ----------
Income from investment operations:
  Net investment income (loss) ..........         0.29           0.30           0.33          0.17
  Net gains or losses on securities
    (both realized and unrealized) ......        (0.60)          0.22           0.16         (0.27)
                                            ----------     ----------     ----------    ----------
Total from investment operations ........        (0.31)          0.52           0.49         (0.10)
                                            ----------     ----------     ----------    ----------
Less distributions:
  Dividends from net investment income ..        (0.29)         (0.30)         (0.33)        (0.17)
                                            ----------     ----------     ----------    ----------
Total distributions .....................        (0.29)         (0.30)         (0.33)        (0.17)
                                            ----------     ----------     ----------    ----------
Net asset value, end of period ..........        $6.51          $7.11          $6.89         $6.51
                                            ==========     ==========     ==========    ==========
Total Return: ...........................        (4.47)%         7.78%          7.32%        (1.59)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $25,611        $27,924         $3,219        $2,851
Ratio of expenses to average net assets .         2.00%          1.83%          2.01%         2.03%+
Ratio of net income to average net assets         4.24%          4.33%          4.90%         4.37%+
Portfolio turnover rate .................        51.59%         99.43%        193.90%        51.59%++

                                                                                         CLASS D
                                                      -----------------------------------------------------------------------------
                                                                                 Year ended December 31,
                                                      -----------------------------------------------------------------------------
                                                         1999             1998             1997             1996            1995
                                                      ----------       ----------       ----------       ----------      ----------
Per Share Data:*
Net asset value, beginning of year ..............          $7.11            $6.89            $6.73            $7.16           $6.48
                                                      ----------       ----------       ----------       ----------      ----------
Income from investment operations:
  Net investment income (loss) ..................           0.29             0.30             0.33             0.36            0.40
  Net gains or losses on securities
    (both realized and unrealized) ..............          (0.60)            0.22             0.16            (0.43)           0.68
                                                      ----------       ----------       ----------       ----------      ----------
Total from investment operations ................          (0.31)            0.52             0.49            (0.07)           1.08
                                                      ----------       ----------       ----------       ----------      ----------
Less distributions:
  Dividends from net investment income ..........          (0.29)           (0.30)           (0.33)           (0.36)          (0.40)
                                                      ----------       ----------       ----------       ----------      ----------
Total distributions .............................          (0.29)           (0.30)           (0.33)           (0.36)          (0.40)
                                                      ----------       ----------       ----------       ----------      ----------
Net asset value, end of year ....................          $6.51            $7.11            $6.89            $6.73           $7.16
                                                      ==========       ==========       ==========       ==========      ==========
Total Return: ...................................          (4.47)%           7.78%            7.53%           (0.92)%         17.10%
Ratios/Supplemental Data:
Net assets, end of year (in thousands) ..........        $17,797          $26,614          $12,350           $9,283          $8,181
Ratio of expenses to average net assets .........           2.00%            1.83%            2.01%            1.92%           2.01%
Ratio of net income to average net assets .......           4.24%            4.33%            4.90%            5.27%           5.84%
Portfolio turnover rate .........................          51.59%           99.43%          193.90%          175.25%         213.06%

----------

*    Per share amounts are calculated based on average shares outstanding.

**   Commencement of offering of shares.

+    Annualized.

++   For the year ended December 31, 1999.

How to Contact Us

The Fund                   Write:         Corporate Communications/
                                          Investor Relations Department
                                          J. & W. Seligman & Co. Incorporated
                                          100 Park Avenue, New York, NY 10017

                           Phone:         Toll-Free (800) 221-7844 in the US or
                                          (212) 850-1864 outside the US

                           Website:       http://www.seligman.com



Your Regular
(Non-Retirement)
Account                    Write:         Shareholder Services Department
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                           Phone:         Toll-Free (800) 221-2450 in the US or
                                          (212) 682-7600 outside the US

                           Website:       http://www.seligman.com



Your Retirement
Account                    Write:         Retirement Plan Services
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                           Phone:         Toll-Free (800) 445-1777



     ----------------------------------------------------------------
     24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
     ----------------------------------------------------------------

================================================================================

For More Information

     ---------------------------------------------------------------------------
     The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

     Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

     Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
     ---------------------------------------------------------------------------



                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                   JWS [LOGO]

                             J.& W. Seligman & Co.
                                  Incorporated

                                Established 1864
                      100 Park Avenue, New York, NY 10017


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-4103

================================================================================

                                S E L I G M A N
                                ---------------
                                     HIGH-YIELD
                                    BOND SERIES


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

TXHY1 5/2000




                                     [PHOTO]


                                   PROSPECTUS


                                   MAY 1, 2000


                                   -----------

                           Seeking to Maximize Current

                               Income by Investing

                           in a Diversified Portfolio

                                of High-Yielding

                                 Corporate Bonds

                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

Table of Contents

The Fund

      Investment Objective                                             1
      Principal Investment Strategies                                  1
      Principal Risks                                                  2
      Past Performance                                                 3
      Fees and Expenses                                                4
      Management                                                       5

Shareholder Information

     Deciding Which Class of Shares to Buy                             6
      Pricing of Fund Shares                                           8
      Opening Your Account                                             8
      How to Buy Additional Shares                                     9
      How to Exchange Shares Among
        the Seligman Mutual Funds                                      9
      How to Sell Shares                                              10
      Important Policies That May Affect
        Your Account                                                  11
      Dividends and Capital Gain Distributions                        12
      Taxes                                                           12
      The Seligman Mutual Funds                                       13

Financial Highlights                                                  15

How to Contact Us                                                     17
For More Information                                                  back cover



                                    [PHOTO]


TIMES CHANGE ... VALUES ENDURE

The Fund

INVESTMENT OBJECTIVE

The Fund's investment objective is to produce maximum current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund has a fundamental policy which requires that, except for temporary defensive purposes, it invest at least 80% of the value it its total assets in high-yielding, income-producing corporate bonds.

The Fund invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service (Moody's) or BBB or lower by Standard & Poor's Ratings Services (S&P)). The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (Rule 144A Securities).


The Fund uses a bottom-up security selection process. This means the investment manager concentrates first on individual company fundamentals, before industry considerations. The investment manager then looks at the particular bond characteristics of the securities considered for purchase. In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

     o    Strong operating cash flow and margins

     o    Improving financial ratios (i.e., creditworthiness)

     o    Leadership in market share or other competitive advantage

     o    Superior management

     o    Attractive relative pricing

The Fund will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Fund may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Fund may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. While the Fund favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional shares).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.


Except for its fundamental policy, the Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's investment objective. The Fund's objective and its fundamental policy may be changed only with shareholder approval.

There is no guarantee that the Fund will achieve its objective.

PRINCIPAL RISKS

The Fund's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Fund invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.


An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's bonds and notes will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.


"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. Additionally, because they do not pay current income, they will detract from the Fund's objective of producing maximum current income.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to two widely-used measures of high-yield corporate bond performance and one measure of the performance of mutual funds with investment objectives similar to the Fund.


The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.



                          Class A Annual Total Returns

  [THE FOLLOWING TABLE IS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]


                             Year             Percentage
                             ----             ----------

                             1990               -7.27%
                             1991               30.70%
                             1992               20.08%
                             1993               19.19%
                             1994                0.78%
                             1995               20.72%
                             1996               14.82%
                             1997               14.26%
                             1998                1.32%
                             1999                0.09%

              Best quarter return: 12.22% - quarter ended 3/31/91. Worst quarter return: -6.77% - quarter ended 9/30/98.

-----------------------------------------------------------------------------------------------------------------------------------
                                        Average Annual Total Returns - Periods Ended 12/31/99

                                                                                          CLASS B       CLASS C        CLASS D
                                                                                           SINCE         SINCE          SINCE
                                                   ONE          FIVE         TEN         INCEPTION     INCEPTION      INCEPTION
                                                  YEAR          YEARS       YEARS         4/22/96      5/27/99*        9/21/93
                                                  ----          -----       -----         -------      --------        -------
Class A                                          -4.71%         8.86%       10.33%           --             --             --
Class B                                          -5.20           n/a          n/a          5.24%            --             --
Class C                                            n/a           n/a          n/a            --          -3.63%            --
Class D                                          -1.44          9.12          n/a            --             --           7.90%
DLJ High Yield Market Index                       3.60          9.60        11.12          7.08(1)        0.52(2)        7.86(3)
Merrill Lynch High Yield Master Index             1.57          9.61        10.79          7.42(1)       -0.37(2)        8.00(3)
Lipper High Current Yield Average                 4.50          9.49        10.12          7.35(1)        0.94(2)        7.63(3)


The DLJ High Yield Market Index, the Lipper High Current Yield Average and the Merrill Lynch High Yield Master Index are unmanaged benchmarks that assume the reinvestment of dividends and exclude the effect of fees or sales charges. The Merrill Lynch High Yield Master Index measures the performance of high yield corporate bonds. The DLJ High Yield Market Index and the Lipper High Current Yield Average measure the performance of mutual funds with investment objectives similar to the Fund.

In the future, the Fund will no longer be compared to the Merrill Lynch High Yield Master Index, which reflects the performance of funds that invest in corporate high-yield bonds. Instead, the Fund will be compared to the DLJ High Yield Market Index, which the investment manager believes is a more appropriate benchmark because it measures the performance of funds that invest in bonds similar to those in which the Fund primarily invests. Therefore, the Fund will continue to be compared to the DLJ High Yield Market Index and the Lipper High Current Yield Average.

----------------
*    Total returns for periods of less than one year are not annualized.

(1)  From April 30, 1996.

(2)  From May 31, 1999.

(3)  From September 30, 1993.
--------------------------------------------------------------------------------

Fees and Expenses


The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                                      Class A    Class B    Class C     Class D
----------------                                                                      -------    -------    -------     -------
Maximum Sales Charge (Load) .....................................................       4.75%         5%         2%          1%

  Maximum Sales Charge (Load) on Purchases
    (as a % of offering price) ..................................................       4.75%(1)   none          1%       none

  Maximum Contingent Deferred Sales Charge (Load) (CDSC)
    on Redemptions (as a % of original purchase price or
    current net asset value, whichever is less) .................................       none(1)       5%         1%          1%

Annual Fund Operating Expenses for 1999
---------------------------------------
(as a percentage of average net assets)
Management Fees .................................................................        .58%       .58%       .58%        .58%
Distribution and/or Service (12b-1) Fees ........................................        .25%      1.00%      1.00%       1.00%
Other Expenses ..................................................................        .25%       .25%       .25%        .25%
                                                                                        ----       ----       ----        ----
Total Annual Fund Operating Expenses ............................................       1.08%      1.83%      1.83%       1.83%
                                                                                        ====       ====       ====        ====


----------
(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

----------------------------------------

Management Fees:

Fees paid out of Fund assets to the
investment manager to compensate it for
managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a
plan adopted by the Fund under Rule
12b-1 of the Investment Company Act of
1940. The plan allows each Class to pay
distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:


Miscellaneous expenses of running the
Fund, including such things as transfer
agency, registration, custody, auditing
and legal fees.

----------------------------------------

Example

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                             1 Year        3 Years       5 Years        10 Years
                             ------        -------       -------        --------
Class A                     $  580         $  802         $1,042         $1,730
Class B                        686            876          1,190          1,951+
Class C                        383            670          1,080          2,226
Class D                        286            576            990          2,148


If you did not sell your shares at the end of each period, your expenses would be:



                             1 Year        3 Years       5 Years        10 Years
                             ------        -------       -------        --------
Class A                     $  580         $  802         $1,042         $1,730
Class B                        186            576            990          1,951+
Class C                        284            670          1,080          2,226
Class D                        186            576            990          2,148



+    Class B shares automatically convert to Class A shares after eight years.

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 20 USregistered investment companies, which offer more than 50 investment portfolios with approximately $30 billion in assets as of March 31, 2000. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2000, of approximately $12 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .65% of the Fund's average daily net assets on the first $1 billion of net assets and .55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 1999, the management fee paid by the Fund to Seligman was equal to an annual rate of .58% of the Fund's average daily net assets.


-------------------------------------------

Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor;
responsible for accepting orders for
purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent;
provides shareholder account services to the Fund at cost.

-------------------------------------------

Portfolio Management


The Fund is managed by Seligman's High-Yield Team, which is headed by Mr. Daniel
J. Charleston. Mr. Charleston, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Fund since January 1990. Mr. Charleston joined Seligman in 1987 as an Assistant Portfolio Manager. He became Vice President, Investment Officer in August 1991, and Managing Director in January 1996. Mr. Charleston also manages Seligman High-Yield Bond Portfolio, a portfolio of Seligman Portfolios, Inc.

Shareholder Information


DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other classes. When deciding which Class of shares to buy, you should consider, among other things:

     o    The amount you plan to invest.

     o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

     o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

     o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A

     o    Initial sales charge on Fund purchases, as set forth below:

--------------------------------------------------------------------------------
                                                                     Sales Charge             Regular Dealer
                                            Sales Charge                as a %                  Discount
                                               as a %                   of Net                  as a % of
     Amount of your Investment         of Offering Price(1)        Amount Invested          Offering Price
     -------------------------         --------------------        ---------------          --------------
     Less than $ 50,000                       4.75%                    4.99%                    4.25%
     $50,000 - $ 99,999                       4.00                     4.17                     3.50
     $100,000 - $249,999                      3.50                     3.63                     3.00
     $250,000 - $499,999                      2.50                     2.56                     2.25
     $500,000 - $999,999                      2.00                     2.04                     1.75
     $1,000,000 and over(2)                   0.00                     0.00                     0.00

     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

     o    Annual 12b-1 fee (for shareholder services) of up to 0.25%.

     o    No sales charge on reinvested dividends or capital gain distributions.

     o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

--------------------------------------------------------------------------------
Class B

     o    No initial sales charge on purchases.

     o    A declining CDSC on shares sold within 6 years of purchase:

     Years Since Purchase                            CDSC
     --------------------                            ----
     Less than 1 year                                 5%
     1 year or more but less than 2 years             4
     2 years or more but less than 3 years            3
     3 years or more but less than 4 years            3
     4 years or more but less than 5 years            2
     5 years or more but less than 6 years            1
     6 years or more                                  0

     ----------------------------------------

     Your purchase of Class B shares must be
     for less than $250,000, because if you
     are investing $250,000 or more you will
     pay less in fees and charges if you buy
     another Class of shares.

     ----------------------------------------

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%

     o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C

     o    Initial sales charge on Fund purchases, as set forth below:

                                                                                             Regular Dealer
                                               Sales Charge            Sales Charge             Discount
                                                  as a %               as a % of Net            as a % of
      Amount of your Investment            of Offering Price(1)       Amount Invested        Offering Price
      --------------------------            -------------------      -----------------        -------------
      Less than $100,000                            1.00%                   1.01%                  1.00%
      $100,000-$249,999                             0.50                    0.50                   0.50
      $250,000-$1,000,000(2)                        0.00                    0.00                   0.00


     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

     o    A 1% CDSC on shares sold within eighteen months of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.


     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o    No sales charge on reinvested dividends or capital gain distributions.


     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class D*

     o    No initial sales charge on purchases.

     o    A 1% CDSC on shares sold within one year of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


          * Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------


Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

----------------------------------------

NAV:

Computed separately for each Class by
dividing that Class's share of the net
assets of the Fund (i.e., its assets
less liabilities) by the total number of outstanding shares of the Class.

----------------------------------------

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT

The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

     o    Regular (non-retirement) accounts: $1,000

     o    For accounts opened concurrently with Invest-A-Check(R):
          $100 to open if you will be making monthly investments
          $250 to open if you will be making quarterly investments

----------------------------------------

You may buy shares of the Fund for all
types of tax-deferred retirement plans.
Contact Retirement Plan Services at the
address or phone number listed on the
inside back cover of this prospectus for information and to receive the proper forms.

----------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-9766


Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.


You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.


Seligman Harvester(SM). If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.


HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.


If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You will need to guarantee your signature(s) if the proceeds are:

     (1)  $50,000 or more;


     (2)  to be paid to someone other than the account owner; or


     (3)  mailed to other than your address of record.


--------------------------------------------------------------------------------

Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable guarantee.

--------------------------------------------------------------------------------

You may need to provide additional documents to sell Fund shares if you are:

   o  a corporation;

   o  an executor or administrator;

   o  a trustee or custodian; or

   o  in a retirement plan.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to CDSC. If you own Class D or Class C shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Fund reserves the right to:

   o  Refuse an exchange request if:

         1. you have exchanged twice from the same fund in any three-month period;

         2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

         3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

   o  Refuse any request to buy Fund shares;

   o  Reject any request received by telephone;

   o  Suspend or terminate telephone services;

   o  Reject a signature guarantee that SDC believes may be fraudulent;

   o  Close your fund account if its value falls below $500;

   o Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

   o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

   o  Exchange shares between funds;

   o  Change dividend and/or capital gain distribution options;

   o  Change your address;

   o  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

   o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

   o  Corporations may not sell Fund shares by phone;

   o  IRAs may only exchange Fund shares or request address changes by phone;

   o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time. The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually.

----------------------------------------

Dividend:

A payment by a mutual fund, usually
derived from the fund's net investment
income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders
which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared
distributions (dividends or capital
gains) are deducted from a fund's assets before it calculates its NAV.

----------------------------------------

You may elect to:

(1)  reinvest both dividends and capital gain distributions;

(2)  receive dividends in cash and reinvest capital gain distributions; or

(3)  receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.


Dividends on Class B, Class C and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY
SPECIALTY
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.


Seligman Global Technology Fund


Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.


Seligman Emerging Markets Fund


Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

SMALL COMPANY
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.


Seligman Global Smaller Companies Fund


Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

MEDIUM COMPANY
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------
Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.


Seligman Global Growth Fund


Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.


Seligman International Growth Fund


Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

BALANCED
--------------------------------------------------------------------------------
Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

FIXED-INCOME
INCOME
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------
Seligman Municipal Funds:
National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California          Louisiana           New Jersey
  o  High-Yield     Maryland            New York
  o  Quality        Massachusetts       North Carolina
Colorado            Michigan            Ohio
Florida             Minnesota           Oregon
Georgia             Missouri            Pennsylvania
                                        South Carolina

*  A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------
Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

Asset Allocation

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche llp, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                                               CLASS A
                                                   ----------------------------------------------------------------
                                                                       Year ended December 31,
                                                   ----------------------------------------------------------------
                                                   1999           1998           1997           1996          1995
                                                   -----          -----          -----          -----         -----
Per Share Data:*
Net asset value, beginning of year               $  6.95      $    7.55       $   7.25       $   6.96     $    6.35
                                                   -----          -----          -----          -----         -----
Income from investment operations:
  Net investment income (loss)                      0.69           0.70           0.70           0.69          0.65
  Net gains or losses on securities (both
  realized and unrealized)                         (0.68)         (0.59)          0.28           0.29          0.61
                                                   -----          -----          -----          -----         -----
Total from investment operations                    0.01           0.11           0.98           0.98          1.26
                                                   -----          -----          -----          -----         -----
Less distributions:
  Dividends from net investment income             (0.70)         (0.69)         (0.68)         (0.69)        (0.65)
  Distributions from capital gains                    --          (0.02)            --             --            --
                                                   -----          -----          -----          -----         -----
Total distributions                                (0.70)         (0.71)         (0.68)         (0.69)        (0.65)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year                       $6.26      $    6.95       $   7.55       $   7.25     $    6.96
                                                   =====          =====          =====          =====         =====
Total Return:                                       0.09%          1.32%         14.26%         14.82%        20.72%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)           $923,395     $1,050,340      $750,461       $408,303     $182,129
Ratio of expenses to average net assets             1.08%          1.10%          1.14%          1.16%         1.09%
Ratio of net income (loss) to average
  net assets                                       10.30%          9.46%          9.42%          9.80%         9.73%
Portfolio turnover rate                            40.60%         35.34%         61.78%        119.33%       173.39%

-------------

See footnotes on page 16.

                                                                 CLASS B                                    CLASS C
                                                  -----------------------------------------------------    ---------
                                                                                              4/22/96**    5/27/99**
                                                         Year ended December 31,                 to           to
                                                  -------------------------------------
                                                   1999           1998           1997         12/31/96     12/31/99
                                                   -----          -----          -----         ------        ------
Per Share Data:*
Net asset value, beginning of period          $     6.95     $     7.55       $   7.26       $   7.06       $  6.75
                                                   -----          -----          -----          -----         -----
Income from investment operations:
  Net investment income (loss)                      0.64           0.64           0.64           0.45          0.32
  Net gains or losses on securities (both
  realized and unrealized)                         (0.68)         (0.59)          0.28           0.20         (0.41)
                                                   -----          -----          -----          -----         -----
Total from investment operations                   (0.04)          0.05           0.92           0.65         (0.09)
                                                   -----          -----          -----          -----         -----
Less distributions:
  Dividends from net investment income             (0.65)         (0.63)         (0.63)         (0.45)        (0.39)
  Distributions from capital gains                    --          (0.02)            --             --            --
                                                   -----          -----          -----          -----         -----
Total distributions                                (0.65)         (0.65)         (0.63)         (0.45)        (0.39)
                                                   -----          -----          -----          -----         -----
Net asset value, end of period                $     6.26     $     6.95       $   7.55       $   7.26       $  6.27
                                                   =====          =====          =====          =====         =====
Total Return:                                      (0.69)%         0.57%         13.24%          9.11%        (1.71)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)      $1,073,910     $1,037,994       $581,235       $147,970       $51,815
Ratio of expenses to average net assets             1.83%          1.85%          1.90%          1.90%+        1.81%+
Ratio of net income (loss) to average net
 assets                                             9.55%          8.71%          8.66%          9.11%+        9.78%+
Portfolio turnover rate                            40.60%         35.34%         61.78%        119.33%++      40.60%+++

                                                                               CLASS D
                                                   ----------------------------------------------------------------
                                                                       Year ended December 31,
                                                   ----------------------------------------------------------------
                                                   1999           1998           1997           1996         1995
                                                   -----          -----          -----          -----         -----
Per Share Data:*
Net asset value, beginning of year              $   6.95       $   7.55       $   7.26       $   6.96      $   6.35
                                                   -----          -----          -----          -----         -----
Income from investment operations:
  Net investment income (loss)                      0.64           0.64           0.64           0.64          0.60
  Net gains or losses on securities (both
  realized and unrealized)                         (0.67)         (0.59)          0.28           0.30          0.61
                                                   -----          -----          -----          -----         -----
Total from investment operations                   (0.03)          0.05           0.92           0.94          1.21
                                                   -----          -----          -----          -----         -----
Less Distributions:
  Dividends from net investment income             (0.65)         (0.63)         (0.63)         (0.64)        (0.60)
  Distributions from capital gains                    --          (0.02)            --             --            --
                                                   -----          -----          -----          -----         -----
Total distributions                                (0.65)         (0.65)         (0.63)         (0.64)        (0.60)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year                    $   6.27       $   6.95       $   7.55       $   7.26      $   6.96
                                                   =====          =====          =====          =====         =====
Total Return:                                      (0.54)%         0.57%         13.24%         14.10%        19.67%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)          $656,727       $769,828       $534,998       $265,528      $90,153
Ratio of expenses to average net assets             1.83%          1.85%          1.90%          1.92%         1.91%
Ratio of net income (loss)to average net
  assets                                            9.55%          8.71%          8.66%          9.02%         8.86%
Portfolio turnover rate                            40.60%         35.34%         61.78%        119.33%       173.39%

--------------

* Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.
+  Annualized.
++ For the year ended December 31, 1996.
+++ For the year ended December 31,
   1999.

How to Contact Us

The Fund                   Write:         Corporate Communications/
                                          Investor Relations Department
                                          J. & W. Seligman & Co. Incorporated
                                          100 Park Avenue, New York, NY 10017

                           Phone:         Toll-Free (800) 221-7844 in the US or
                                          (212) 850-1864 outside the US

                           Website:       http://www.seligman.com



Your Regular
(Non-Retirement)
Account                    Write:         Shareholder Services Department
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                           Phone:         Toll-Free (800) 221-2450 in the US or
                                          (212) 682-7600 outside the US

                           Website:       http://www.seligman.com



Your Retirement
Account                    Write:         Retirement Plan Services
                                          Seligman Data Corp.
                                          100 Park Avenue, New York, NY 10017

                           Phone:         Toll-Free (800) 445-1777



     ----------------------------------------------------------------
     24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
     ----------------------------------------------------------------

================================================================================

For More Information

     ---------------------------------------------------------------------------
     The following information is available without charge upon requests: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other informtion about the Fund or to make shareholder inquiries.

     Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

     Annual/Semi-Annual Reports contain additional informtion about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
     ---------------------------------------------------------------------------

                        SELIGMAN FINANCIAL SERVICES, INC.
                                an affiliate of

                                     [LOGO]

                             J.& W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER:  811-4103

================================================================================

                        SELIGMAN HIGH INCOME FUND SERIES

                   Seligman U.S. Government Securities Series
                         Seligman High-Yield Bond Series



                       Statement of Additional Information
                                   May 1, 2000


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectuses, dated May 1, 2000, for each of the Seligman High-Yield Bond Series and the Seligman U.S. Government Securities Series (individually, a Series), each a separate series of Seligman High Income Fund Series (the Fund). This SAI, although not in itself a prospectus, is incorporated by reference into each Series' Prospectus in its entirety. It should be read in conjunction with each Series' Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in each Series' Annual Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. An Annual Report for each Series will be furnished to you without charge if you request a copy of this SAI.






                                Table of Contents


      Fund History......................................................  2
      Description of the Fund and its Investments and Risks.............  2
      Management of the Fund............................................  7
      Control Persons and Principal Holders of Securities...............  11
      Investment Advisory and Other Services............................  12
      Portfolio Transactions and Other Practices........................  18
      Shares of Beneficial Interest and Other Securities ...............  19
      Purchase, Redemption, and Pricing of Shares.......................  19
      Taxation of each Series...........................................  25
      Underwriters......................................................  26
      Calculation of Performance Data ..................................  28
      Financial Statements..............................................  32
      General Information...............................................  32
      Appendix A........................................................  35
      Appendix B........................................................  38


TX1A

                                  Fund History


The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1984.


              Description of the Fund and its Investments and Risks

Classification


The Fund is a diversified open-end management investment company, or mutual fund. It consists of two separate series: the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.


Investment Strategies and Risks

The following information regarding each Series' investments and risks supplements the information contained in each Series' Prospectus.

US Government Securities. The U.S. Government Securities Series intends to invest in US Government securities. These securities are considered among the safest of fixed-income investments; however, their market values, like those of other debt securities, will fluctuate with changes in interest rates. The net asset value of the Series' shares will fluctuate with changes in the market value of its portfolio securities and the Series' yield will vary based on the yield of its portfolio securities. Generally, as interest rates decline, the value of the US Government securities held by the Series will increase. Conversely, if interest rates rise, the value of the securities held by the Series will decline. This effect is usually more pronounced for longer-term securities, which generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than debt securities with shorter maturities. Neither the Series' net asset value nor its yield is guaranteed by the US Government.

Foreign Securities. The High-Yield Bond Series may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign debt securities and their markets may not be as liquid as US securities and their markets. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Illiquid Securities. The High-Yield Bond Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Series may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Fund's Board of Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Mortgage-Related Securities.

Mortgage Pass-Through Securities. The U.S. Government Securities Series may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (GNMA) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association
(FNMA), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (PCs), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. The U.S. Government Securities Series may also invest in Collateralized Mortgage Obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or
(e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Series may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Preferred Stock. The High-Yield Bond Series may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The investment manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur.

Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which a Series acquires a money market instrument, generally a US Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the U.S. Government Securities Series may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve only US Government securities and will only involve securities issued or guaranteed by the US Government. As a matter of fundamental policy, each Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

When-Issued and Forward Commitment Securities. Each Series may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Series will only purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Series may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued or forward commitment basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, there will be a greater possibility that the market value of the Series' assets will vary more than otherwise. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.


A separate account of each of the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued or forward commitment obligations will be established with Investors Fiduciary Trust Company, the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, each Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.


Borrowing. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Series will not purchase additional portfolio securities if the Series has outstanding borrowings in excess of 5% of the value of its total assets.

Lending of Portfolio Securities. Each Series of the Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. Loaned securities may not be returned by a borrower; however, a borrower must maintain with a Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Series any income accruing on the loaned securities and a Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Series or the borrower. Each Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to a Series might be delayed; and 3) the borrower might refuse to repay the borrowed securities. Each Series may lend portfolio securities to the extent that the investment manager deems appropriate in seeking to achieve a Series' investment objective and with only a prudent degree of risk.

Except as otherwise specifically noted above and below, each Series' investment policies are not fundamental and the Board of Trustees of the Fund may change such policies without the vote of a majority of each Series' outstanding voting securities.

Fund Policies

Each Series is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of each Series' outstanding voting securities. Under these policies, each Series may not:

- Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of the total assets of the Series. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect borrowings permitted by the preceding paragraph and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with (a) the writing of covered call options by the U.S. Government Securities Series; (b) the purchase of put options by the U.S. Government Securities Series or (c) the sale of interest rate futures contracts and the purchase or sale of options on such contracts by the U.S. Government Securities Series;

- Make "short" sales of securities, or purchase securities on "margin" except that for purposes of this limitation, initial and variation payments or deposits in connection with interest rate futures contracts and related options by the U.S. Government Securities Series will not be deemed to be the purchase of securities on margin; write or purchase put or call options except that the U.S. Government Securities Series may write covered call options and the U.S. Government Securities Series may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Purchase securities of any issuer if immediately thereafter more than 5% of total assets at market would be invested in the securities of any one issuer, other than the US Government, its agencies or instrumentalities; buy more than 10% of the voting securities of any one issuer, other than US Government agencies or instrumentalities; or invest to control or manage any company;

- Invest more than 25% of the market value of its total assets in securities of issuers in any one industry; for the purpose of this limitation, mortgage-related securities do not constitute an industry;

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;


- Purchase or hold any real estate including limited partnership interests in real property;

- Purchase or sell commodities and commodity futures contracts except that the U.S. Government Securities Series may sell interest rate futures contracts and may write call options and may purchase put options with respect to such contracts and may engage in closing transactions with respect to all such transactions. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

- Engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker;


- Underwrite the securities of other issuers, except that in connection with the disposition of a security a Series may be deemed to be an underwriter as defined in the 1933 Act; or


- Make loans, except loans of securities of the Series and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

Each Series may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or of such Series; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.


The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.


Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the High-Yield Bond Series may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The High-Yield Bond Series' investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. The High-Yield Bond Series may also invest in high-yield, medium and lower quality corporate notes.

Portfolio Turnover


Each Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the U.S. Government Securities Series for the years ended December 31, 1999 and 1998 were 51.59% and 99.43%, respectively. The portfolio turnover rate for the High-Yield Bond Series for the years ended December 31, 1999 and 1998 were 40.60% and 35.34%, respectively.


                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of each Series.

Management Information

Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

          Name,                                                                  Principal
        (Age) and              Position(s) Held                             Occupation(s) During
         Address                  With Fund                                     Past 5 Years
        ---------              ----------------                             --------------------


   William C. Morris*      Trustee, Chairman of      Chairman, J. & W. Seligman & Co. Incorporated, Chairman and Chief
          (62)             the Board, Chief          Executive Officer, the Seligman Group of investment companies;
                           Executive Officer and     Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and
                           Chairman of the           Carbo Ceramics Inc., ceramic proppants for oil and gas industry;
                           Executive Committee       and Director, Seligman Data Corp., Kerr-McGee Corporation,
                                                     diversified energy company.  Formerly, Director, Daniel
                                                     Industries Inc., manufacturer of oil and gas metering equipment.

     Brian T. Zino*        Trustee, President and    Director and President, J. & W. Seligman & Co. Incorporated;
          (47)             Member of the Executive   President (with the exception of Seligman Quality Municipal Fund,
                           Committee                 Inc. and Seligman Select Municipal Fund, Inc.) and Director or
                                                     Trustee, the Seligman Group of investment companies; Chairman,
                                                     Seligman Data Corp.; Member of the Board of Governors of the
                                                     Investment Company Institute; and Director, ICI Mutual Insurance
                                                     Company, Seligman Advisors, Inc., and Seligman Services, Inc.

  Richard R. Schmaltz*     Trustee and Member of     Director and Managing Director, Director of Investments, J. & W.
          (59)             the Executive Committee   Seligman & Co. Incorporated; Director or Trustee, the Seligman
                                                     Group of investment companies (except Seligman Cash Management
                                                     Fund, Inc.); and Trustee Emeritus of Colby College.  Formerly,
                                                     Director, Seligman Henderson Co. and Director, Investment
                                                     Research at Neuberger & Berman from May 1993 to September 1996.


          Name,                                                                  Principal
        (Age) and              Position(s) Held                             Occupation(s) During
         Address                  With Fund                                     Past 5 Years
        ---------              ----------------                             --------------------

     John R. Galvin                Trustee           Dean, Fletcher School of Law and Diplomacy at Tufts University;
          (70)                                       Director or Trustee, the Seligman Group of investment companies;
    Tufts University                                 Chairman Emeritus, American Council on Germany; Governor of the
     Packard Avenue,                                 Center for Creative Leadership; Director; Raytheon Co.,
    Medford, MA 02155                                electronics; National Defense University; and the Institute for
                                                     Defense Analyses.  Formerly, Director, USLIFE Corporation, life insurance; Ambassador, U.S. State Department for negotiations in
                                                     Bosnia; Distinguished Policy Analyst at Ohio State University and
                                                     Olin Distinguished Professor of National Security Studies at the
                                                     United States Military Academy.  From June 1987 to June 1992, he
                                                     was the Supreme Allied Commander, Europe and the
                                                     Commander-in-Chief, United States European Command.

    Alice S. Ilchman               Trustee           Retired President, Sarah Lawrence College; Director or Trustee,
          (65)                                       the Seligman Group of investment companies; Trustee, the
   18 Highland Circle,                               Committee for Economic Development; and Chairman, The Rockefeller
  Bronxville, NY 10708                               Foundation, charitable foundation.  Formerly, Trustee, The Markle
                                                     Foundation, philanthropic organization; and Director, New York
                                                     Telephone Company; and International Research and Exchange Board,
                                                     intellectual exchanges.

    Frank A. McPherson             Trustee           Retired Chairman and Chief Executive Officer of Kerr-McGee
           (67)                                      Corporation; Director or Trustee, the Seligman Group of investment
2601 Northwest Expressway,                           companies; Director, Kimberly-Clark Corporation, consumer
        Suite 805E                                   products; Conoco Inc, oil exploration and production; Bank of
  Oklahoma City, OK 73112                            Oklahoma Holding Company; Baptist Medical Center; Oklahoma Chapter
                                                     of the Nature Conservancy; Oklahoma Medical Research Foundation;
                                                     and National Boys and Girls Clubs of America; and Member of the
                                                     Business Roundtable and National Petroleum Council.  Formerly,
                                                     Chairman, Oklahoma City Public Schools Foundation; and Director,
                                                     Federal Reserve System's Kansas City Reserve Bank and the Oklahoma
                                                     City Chamber of Commerce.

      John E. Merow                Trustee           Retired Chairman and Senior Partner, Sullivan & Cromwell, law
          (70)                                       firm; Director or Trustee, the Seligman Group of investment
    125 Broad Street,                                companies; Director, Commonwealth Industries, Inc., manufacturers
   New York, NY 10004                                of aluminum sheet products; the Foreign Policy Association;
                                                     Municipal Art Society of New York; the U.S. Council for
                                                     International Business; and New York-Presbyterian Hospital;
                                                     Chairman, New York-Presbyterian Healthcare Network, Inc.;
                                                     Vice-Chairman, the U.S.-New Zealand Council; and Member of the
                                                     American Law Institute and Council on Foreign Relations.

     Betsy S. Michel               Trustee           Attorney; Director or Trustee, the Seligman Group of investment
          (57)                                       companies; Trustee, The Geraldine R. Dodge Foundation, charitable
      P.O. Box 719,                                  foundation.  Formerly, Chairman of the Board of Trustees of St.
   Gladstone, NJ 07934                               George's School (Newport, RI) and Director, the National
                                                     Association of Independent Schools (Washington, DC).


          Name,                                                                  Principal
        (Age) and              Position(s) Held                             Occupation(s) During
         Address                  With Fund                                     Past 5 Years
        ---------              ----------------                             --------------------

     James C. Pitney                Trustee          Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director
          (73)                                       or Trustee, the Seligman Group of investment companies.  Formerly,
  Park Avenue at Morris                              Director, Public Service Enterprise Group, public utility.
         County,
     P.O. Box 1945,
  Morristown, NJ 07962

    James Q. Riordan               Trustee           Director or Trustee, the Seligman Group of investment companies;
          (72)                                       Director, The Houston Exploration Company, oil exploration; The
    2893 S. E. Ocean                                 Brooklyn Museum, KeySpan Energy Corporation; and Public
       Boulevard,                                    Broadcasting Service; and Trustee, the Committee for Economic
    Stuart, FL 34996                                 Development.  Formerly, Co-Chairman of the Policy Council of the
                                                     Tax Foundation; Director, Tesoro Petroleum Companies, Inc. and Dow
                                                     Jones & Company, Inc.; Director and President, Bekaert
                                                     Corporation; and Co-Chairman, Mobil Corporation.

    Robert L. Shafer               Trustee           Retired Vice President, Pfizer Inc., pharmaceuticals; Director or
          (67)                                       Trustee, the Seligman Group of investment companies.  Formerly,
  96 Evergreen Avenue,                               Director, USLIFE Corporation, life insurance.
      Rye, NY 10580

    James N. Whitson               Trustee           Director and Consultant, Sammons Enterprises, Inc., a diversified
          (65)                                       holding company; Director or Trustee, the Seligman Group of
 6606 Forestshire Drive,                             investment companies; Director, C-SPAN, cable television, and
    Dallas, TX 75230                                 CommScope, Inc., manufacturer of coaxial cables.  Formerly,
                                                     Executive Vice President, Chief Operating Officer, Sammons
                                                     Enterprises, Inc.

   Daniel J. Charleston       Vice President and     Managing Director, (formerly, Vice President, Investment Officer),
           (40)               Portfolio Manager      J. & W. Seligman & Co. Incorporated; Vice President and Portfolio
                                                     Manager, Seligman Portfolios, Inc.

     Gary S. Zeltzer          Vice President and     Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice
           (48)               Portfolio Manager      President and Portfolio Manager, Seligman Cash Management Fund,
                                                     Inc. and Seligman Portfolios, Inc.

    Lawrence P. Vogel           Vice President       Senior Vice President, Finance, J. & W. Seligman & Co.
          (43)                                       Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.;
                                                     Vice President, the Seligman Group of investment companies, and
                                                     Seligman Services, Inc.; and Vice President and Treasurer,
                                                     Seligman International, Inc.  Formerly, Treasurer, Seligman
                                                     Henderson Co.


          Name,                                                                  Principal
        (Age) and              Position(s) Held                             Occupation(s) During
         Address                  With Fund                                     Past 5 Years
        ---------              ----------------                             --------------------

     Frank J. Nasta               Secretary          General Counsel, Senior Vice President, Law and Regulation and
          (35)                                       Corporate Secretary, J. & W. Seligman & Co. Incorporated;
                                                     Secretary, the Seligman Group of investment companies, Seligman
                                                     Advisors, Inc., Seligman Services, Inc., Seligman International,
                                                     Inc. and Seligman Data Corp.  Formerly, Secretary, Seligman
                                                     Henderson Co.

      Thomas G. Rose              Treasurer          Treasurer, the Seligman Group of investment companies and
           (42)                                      Seligman Data Corp.


The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Trustees and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Trustees (1)(2)
       ------------------                            -------------       -------------           ------------------

William C. Morris, Trustee and Chairman                  N/A                 N/A                         N/A
Brian T. Zino, Trustee and President                     N/A                 N/A                         N/A
Richard R. Schmaltz, Trustee                             N/A                 N/A                         N/A
John R. Galvin, Trustee                               $5,259                 N/A                     $82,000
Alice S. Ilchman, Trustee                              5,219                 N/A                      80,000
Frank A. McPherson, Trustee                            5,219                 N/A                      78,000
John E. Merow, Trustee                                 5,259                 N/A                      80,000
Betsy S. Michel, Trustee                               5,259                 N/A                      82,000
James C. Pitney, Trustee                               5,179                 N/A                      74,000
James Q. Riordan, Trustee                              5,219                 N/A                      80,000
Robert L. Shafer, Trustee                              5,219                 N/A                      80,000
James N. Whitson, Trustee                              5,219(3)              N/A                      80,000(3)


(1) For the Fund's year ended December 31, 1999. Effective January 21, 2000, the per meeting fee for Trustees was increased by $1,000, which is allocated among all the Funds in the Fund Complex.
(2) The Seligman Group of investment companies consists of twenty investment companies.
(3)  Deferred.

The Fund has a compensation arrangement under which outside trustees may elect to defer receiving their fees. The Fund has adopted a deferred compensation plan under which a trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 1999 was $26,751.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $43,169 and $17,069, respectively, as of December 31, 1999.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of investment companies to hedge its obligations in connection with the Fund's Deferred Compensation Plan.

Sales Charges


Class A shares of each Series of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to each Series of the Fund, respectively.


Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of Investment Companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from engaging in short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.


               Control Persons and Principal Holders of Securities

Control Persons


As of April 7, 2000, there was no person or persons who controlled either the U.S. Government Securities Series or the High-Yield Bond Series, either through a significant ownership of shares or any other means of control.

Principal Holders


As of April 7, 2000, 11.74% of the U.S. Government Securities Series' Class A shares of beneficial interest then outstanding, 53.58% of the U.S. Government Securities Series' Class B shares of beneficial interest then outstanding and 29.76% of the U.S. Government Securities Series' Class D shares of beneficial interest then outstanding, were registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of Its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.

As of the same date, 19.56% of the U.S. Government Securities Series' Class A shares of beneficial interest then outstanding were registered in the name of Sterling Trust Company Custodian FBO Plumbers Local Union No 93, 1380 Lawrence Street, Suite 1400, Denver, CO 80204, 13.18% and 5.07%, respectively, of the U.S. Government Securities Series' Class C shares of beneficial interest then outstanding were registered in the name of Salomon Smith Barney Inc, FBO Account Numbers, 333 West 34th Street, 3rd Floor, New York, NY 10001, respectively, and 7.56% and 5.89%, respectively, of the U.S. Government Securities Series' Class C shares of beneficial interest then outstanding were registered in the name of Dean Witter Reynolds Custodian FBO: Westine Kern, PO Box 250, Church Street Station, New York, NY 91362-3626 and John Gross, PO Box 250, Church Street Station, New York, NY 91362-3626, respectively.

As of April 7, 2000, 16.90% of the High-Yield Bond Series' Class A shares of beneficial interest then outstanding, 29.59% of the High-Yield Bond Series' Class B shares of beneficial interest then outstanding and 37.39% of the High-Yield Bond Series' Class D shares of beneficial interest then outstanding, were registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of Its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.

As of the same date, there were no shareholders who owned 5% or more of the High-Yield Bond Series' Class C shares of beneficial interest then outstanding.


Management Ownership


As of April 7, 2000, Trustees and officers of the Fund as a group owned less than 1% of both the U.S. Government Securities Series' and the High-Yield Bond Series' Class A shares of beneficial interest. As of the same date, no Trustees or officers owned either Series' Class B shares, Class C shares or Class D shares of beneficial interest.


                     Investment Advisory and Other Services

Investment Manager


Seligman manages each Series of the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris owns a majority of the outstanding voting securities of Seligman. See Appendix B for further history of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


Seligman is entitled to receive a management fee from each Series for its services to such Series, calculated daily and payable monthly. For the U.S. Government Securities Series, the fee is equal to .50% per annum of the Series' average daily net assets on an annual basis. The management fee for the High-Yield Bond Series is equal to .65% of the Series' average daily net assets on the first $1 billion of net assets and .55% per annum of the Series' average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Securities Series for years ended December 31, 1999, 1998 and 1997 equaled .50% of the average daily net assets of such Series, or $483,670, $382,195 and $271,995, respectively. The management fees paid by the High-Yield Bond Series for years ended December 31, 1999, 1998 and 1997 equaled .58%, .59% and .62%, respectively, of the average daily net assets of such Series or $17,240,330, $14,375,619 and $8,248,354, respectively.

Each Series of the Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Series in a manner determined by the Trustees to be fair and equitable.


Each Series' Management Agreement provides that Seligman will not be liable to a Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

Each Series' Management Agreement was initially approved by the Board of Trustees at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement of the High-Yield Bond Series, to increase the fee rate payable to the Manager by the Series, were approved by the Board of Trustees on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreements will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Trustees or of the outstanding voting securities of each Series and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Series at least 60 days prior to December 31 of any year that it does not desire such continuance. Each Management Agreement may be terminated by the appropriate Series, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


Principal Underwriter


Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Series of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors (in which case directors) are affiliated persons of both entities.


Services Provided by the Investment Manager

Under each Series' Management Agreement, dated December 29, 1988 for the U.S. Government Securities Series and December 29, 1988, as amended January 1, 1996, for the High-Yield Bond Series, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers the business and other affairs of each Series. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either Series of the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise either Series of the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Series of the Fund, as set forth below:


                                                                 Regular Dealer
                       Sales Charge           Sales Charge         Reallowance
                        as a % of             As a % of Net         as a % of
Amount of Purchase  Offering Price(1)        Amount Invested     Offering Price
------------------  -----------------        ---------------     --------------
Less than   $50,000        4.75%                 4.99%                 4.25%
$ 50,000 - $ 99,999        4.00                  4.17                  3.50
$100,000 - $249,999        3.50                  3.63                  3.00
$250,000 - $499,999        2.50                  2.56                  2.25
$500,000 - $999,999        2.00                  2.04                  1.75
$1,000,000 and over           0                     0                     0

(1) "Offering Price" is the amount that you actually pay for each Series' shares; it includes the initial sales charge.


Class C shares:

                                                                            Regular Dealer
                                Sales Charge         Sales Charge             Reallowance
                                 as a % of           as a % of Net             as a % of
Amount of Purchase           Offering Price(1)      Amount Invested         Offering Price
------------------           -----------------      ---------------         --------------

Less than    $  100,000         1.00%                  1.01%                   1.00%
$100,000  -  $  249,999         0.50                   0.50                    0.50
$250,000  -  $1,000,000            0                      0                       0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, Inc., an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of each Series' shares. For the years ended December 31, 1999, 1998 and 1997, Seligman Services received commissions from certain sales of the U.S. Government Securities Series' shares in the amounts of $2,831, $888 and $954, respectively. For the years ended December 31, 1999, 1998 and 1997, Seligman Services received commissions from certain sales of the High-Yield Bond Series' shares in the amounts of $39,644, $83,013 and $47,851, respectively.


Rule 12b-1 Plan

Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Series may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B, Class C and Class D shares, respectively. Payments by a Series under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Series; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Series' shareholders; and (3) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Series. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Series, respectively. Payments made by a Series under its 12b-1 Plan are intended to be used to encourage sales of the Series, as well as to discourage redemptions.

Fees paid by a Series under its 12b-1 Plan with respect to any class of shares of the Series may not be used to pay expenses incurred solely in respect of any other class of the Series or any other Seligman fund. Expenses attributable to more than one class of a Series are allocated between the classes of the Series in accordance with a methodology approved by the Fund's Board of Trustees. Expenses of distribution activities that benefit both a Series and other Seligman funds are allocated among the applicable Series and funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Series, with respect to its Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Series' Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for each Series, respectively. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. A Series of the Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Series may be paid from Class A 12b-1 fees received from the Series in any other year. If a Series' 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class A shares. The total amount of service fees paid to Seligman Advisors in respect of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 1999 was $130,223 and $2,574,351, respectively, equivalent to .25% per annum of each Series' Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, each Series, with respect to its Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class B shares. This fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of a Series' Class B shares (i) a 4% sales commission to Service Organizations and
(ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares of a Series attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for the Series. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Series in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses that exceed such fees. If a Series' 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors or FEP Capital, L.P. with respect to its Class B shares. The total amount of distribution and service fees paid in respect of Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 1999 was $235,785 and $11,292,753, respectively, or 1% per annum of each Series' Class B shares' average daily net assets.

Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class C shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 1999 was $8,752 and $160,308, respectively, or 1% per annum of each Series' Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 1999, Seligman Advisors incurred $53,010 and $682,623 of unreimbursed expenses in respect of the U.S. Government Securities Series' and the High-Yield Bond Series' Class C shares, respectively, equal to 1.86% and 1.32%, respectively, of each Series' Class C shares' net assets at that date.

If the 12b-1 Plan is terminated in respect of Class C shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class C shares.


Class D

Under the 12b-1 Plan, each Series, with respect to its Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares of a Series, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of the Series of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Series over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares of a Series, the entire 12b-1 fee attributable to such Class D shares of the Series is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of assets invested in the Series. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class D shares of the U.S. Government Securities Series and the

High-Yield Bond Series for the year ended December 31, 1999 was $201,377 and $7,757,830, respectively, or 1% per annum of each Series' Class D shares' average daily net assets .


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 1999, Seligman Advisors incurred $65,138 and $1,139,096, respectively, of unreimbursed expenses in respect of the U.S. Government Securities Series' and the High-Yield Bond Series' Class D shares, respectively, equal to .37% and .17%, respectively, of each Series' Class D shares' net assets at that date.


If the 12b-1 Plan is terminated in respect of Class D shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class D shares.


Payments made by the U.S. Government Securities Series under its 12b-1 Plan for the year ended December 31, 1999, were spent on the following activities in the following amounts:

                                       Class A       Class B*      Class C**       Class D
                                       -------       --------      ---------       -------
Compensation to underwriters           $  -0-       $   -0-        $8,752         $ 45,147
Compensation to broker/dealers         $130,223     $ 59,845       $ -0-          $156,230
Other*                                 $  -0-       $175,940       $ -0-          $  -0-

* Payment is made to FEP Capital, L.P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.
** From May 27, 1999 (inception) to December 31, 1999.

Payments made by the High-Yield Bond Series under its 12b-1 Plan for the year ended December 31, 1999, were spent on the following activities in the following amounts:

                                    Class A       Class B*      Class C**       Class D
                                    -------       --------      ---------       -------

Compensation to underwriters         $   -0-      $   -0-       $160,308     $2,737,490
Compensation to broker/dealers       $2,574,351   $2,827,357    $  -0-       $5,020,340
Other*                               $   -0-      $8,465,396    $  -0-       $    -0-

* Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.
** From May 27, 1999 (inception) to December 31, 1999.

The 12b-1 Plan was originally approved with respect to each Series on April 8, 1986 by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (Qualified Trustees) and by the shareholders of each Series at a meeting of shareholders on April 10, 1986. The Plan was approved with respect to Class B shares of the High-Yield Bond Series on March 21, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Bond Fund Series on April 22, 1996. The Plan was approved with respect to Class B shares of the U.S. Government Securities Series on September 19, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of Class B shares of the U.S. Government Securities Series on January 1, 1997. The Plan was approved in respect of Class C shares of both Series on May 20, 1999 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class C shares of both Series on June 1, 1999. The Plan was approved in respect of the Class D shares of both Series on July 15, 1993 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class D shares of both Series on September 21, 1993. The Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each Series' Prospectus) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.


The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.


Seligman Services acts as the broker/dealer of record for shareholder accounts of each Series that do not have a designated financial advisor and receives compensation pursuant to each Series' 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 1999, 1998 and 1997, Seligman Services received distribution and service fees pursuant to the U.S. Government Securities Series' 12b-1 Plan in the amounts of $15,299, $16,822 and $13,630, respectively. For the years ended December 31, 1999, 1998 and 1997, Seligman Services received distribution and service fees pursuant to the High-Yield Bond Series' 12b-1 Plan in the amounts of $61,641, $55,399 and $35,679, respectively.


                   Portfolio Transactions and Other Practices

Portfolio Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities for each Series of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, Seligman will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to Seligman for its use in connection with its services to the Fund as well as to other clients.


For the year ended December 31, 1999, the Seligman High-Yield Bond Series paid total brokerage commissions to others for execution, research and statistical services in the amounts of $38,144. For the years ended December 31, 1998 and 1997, the Seligman High-Yield Bond Series did not pay any brokerage commissions to others for execution, research and statistical services.


Dealer Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to a Series. In addition, Seligman is authorized to place orders with dealers who provide supplemental investment and market research and security and economic analysis although the use of such dealers may result in a Series paying a higher spread, than the use of dealers selected solely on the basis of seeking the most favorable price and execution.

Directed Brokerage


During the year ended December 31,1999, neither Series of the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's portfolio transactions to a dealer because of research services provided.


Regular Broker-Dealers


During the year ended December 31, 1999, neither Series of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of its parents.


               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value. The Trustees also have the power to create additional series of shares. At present, shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the U.S. Government Securities Series and the High-Yield Bond Series. Shares of beneficial interest of each Series are divided into four classes, designated Class A, Class B, Class C, and Class D shares of beneficial interest. Each share of beneficial interest of the Series' respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. The Fund has adopted a plan (Multiclass Plan) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares of each Series entitle their holders to one vote per share. Each Series' shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.


Other Securities

The Fund has no authorized securities other than the above-mentioned shares.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in each Series' Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Series and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in each Series' Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in each Series' Prospectus, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares of by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in each Series' Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman

Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside trustees;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares of each Series that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares of each Series are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and capital gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares of each Series are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C and Class D shareholders of each Series who reinvest both their dividends and capital gain distributions to purchase additional shares of each Series, respectively, may use the Series' Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class D shares of each Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.


If, with respect to a redemption of any Class A, Class B, Class C or Class D shares of a Series sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for shares of a Series sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for either Series' shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security of a Series, or (2) if Seligman determines that the offered securities are a suitable investment for a Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares of a Series with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for shares of the Series at any time without notice. The Fund will not accept restricted securities in payment for Series shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value that is readily ascertainable.

Fund Reorganizations

Class A shares and Class C shares of each Series may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Series' shares if the Series is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of a Series of the Fund, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Series is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the NAV of Series shares might be materially affected. NAV per share for a class of a Series is computed by dividing such class's share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by a Series will be subtracted from net asset value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Series shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of a Series are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of a Series of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares of each Series are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares of each Series are sold at NAV(2). Using each Class's NAV at December 31, 1999,, the maximum offering price of each Series' shares is as follows:

                                                              U.S. Government          High-Yield
                                                              Securities Series        Bond Series
                                                              -----------------        -----------
Class A
    Net asset value per share                                       $6.50             $   6.26

    Maximum sales charge (4.75% of offering price)                    .32                  .31
                                                                     ----                 -----

    Offering price to public                                        $6.82             $   6.57
                                                                     ====                 =====

Class B
    Net asset value and offering price per share(2)                 $6.51                $6.26
                                                                    =====                =====

Class C
     Net asset value per share                                      $6.51                $6.27

     Maximum sales charge (1.00% of offering price(1))                .07                  .06

     Offering price to public                                       $6.58                $6.33
                                                                    =====                =====



Class D
     Net asset value and offering price per share(2)                $6.51                $6.27
                                                                    =====                =====

------------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are also subject to a 1% CDSC if you redeem your shares within 18 months of purchase.
(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are also subject to a 1% CDSC if you redeem your shares within one year of purchase.


Redemption in Kind


The procedures for selling a Series' shares under ordinary circumstances are set forth in each Series' Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the SEC. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.


                             Taxation of each Series

Each Series is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of the Series' net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from a Series capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Series.

In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

Each Series of the Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Series. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by each Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities


The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of each Series of the Fund. Seligman Advisors accepts orders for the purchase of Series' shares, which are offered continuously. As general distributor of each Series' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the U.S. Government Securities Series for the years ended December 31, 1999, 1998 and 1997 amounted to $45,253, $61,590 and $41,143, respectively, of which $6,203,
$6,123 and $4,683, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the U.S. Government Securities Series for the period from May 27, 1999 (inception) to December 31, 1999 amounted to $23,801, none of which was retained by Seligman Advisors. No Class C shares of the U.S. Government Securities Series were issued or outstanding during the years ended December 31, 1998 and 1997.

Total initial sales charges paid by shareholders of Class A shares of the High-Yield Bond Series for the years ended December 31, 1999, 1998 and 1997, amounted to $4,357,095, $9,774,182 and $9,142,834, respectively, of which
$573,376, $1,128,663 and $1,047,484, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the High-Yield Bond Series for the period from May 27, 1999 (inception) to December 31, 1999 amounted to $440,592, none of which was retained by Seligman Advisors. No Class C shares of the High-Yield Bond Series were issued or outstanding during the fiscal years ended December 31, 1998 and 1997.

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from each Series during the year ended December 31, 1999:


                                                     Compensation on
                             Net Underwriting        Redemptions and
                              Discounts and            Repurchases
                               Commissions         (CDSC on Class A,
                              (Class A Sales      Class C and Class D          Brokerage            Other
   Fund                     Charges Retained)       Shares Retained)         Commissions       Compensation(1)
   ----                     -----------------     -------------------        ------------      --------------
U.S. Government
Securities Series            $  6,203                    $ 43,767                $-0-            $  4,427
High-Yield Bond Series       $573,376                    $536,070                $-0-            $329,927

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the year ended December 31, 1999 are reflected in the table.


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of each Series of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.


Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A


The annualized yields for the 30-day period ended December 31, 1999 for the Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series were 5.20% and 10.89%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the net amount invested) on December 31, 1999, which was the last day of this period. The average number of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 9,821,716 and 152,408,946, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

The average annual total returns for the Class A shares of the U.S. Government Securities Series for the one-, five-, and ten-year periods ended on December 31, 1999 were (8.16)%, 4.95% and 5.37%, respectively. The average annual total returns for the Class A shares of the High Yield Bond Series for the one-, five-, and ten-year periods ended on December 31, 1999 were (4.71)%, 8.86% and 10.33%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of public offering price and assuming that all of the dividends and capital gain distributions by the Series, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then determined by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption (i.e., the average annual compound rate of return).

Table A below illustrates the total return (income and capital) on Class A shares of each Series of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class A shares of the U.S. Government Securities Series made on December 31, 1989 had a value of $1,688 on December 31, 1999, resulting in an aggregate total return of 68.75%; and a $1,000 investment in Class A shares of the High-Yield Bond Series made on December 31, 1989 had a value of $2,674 on December 31, 1999, resulting in an aggregate total return of 167.36%.

Class B

The annualized yields for the 30-day period ended December 31, 1999 for the Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series were 4.64% and 10.66%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1999, which was the last day of the period. The average number of Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series was 3,675,030 and 174,170,537, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

The average annual total return for the Class B shares of the U.S. Government Securities Series for the one-year period ended December 31, 1999 and for the period January 1, 1997 (commencement of operations) through December 31, 1999 was (9.05)% and 2.47%, respectively. The average annual total returns for the Class B shares of the High-Yield Bond Series for the one-year period ended December 31, 1999and for the period April 22, 1996 (commencement of operations) through December 31, 1999 were (5.20)% and 5.24%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Series' Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period the entire amount was redeemed, subtracting the applicable CDSC.

Table B illustrates the total return (income and capital) on Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares of the U.S. Government Securities Series made on January 1, 1997 (commencement of offering of Class B shares) had a value of $1,076 on December 31, 1999, resulting in an aggregate total return of 7.59%; and a $1,000 investment in Class B shares of the High-Yield Bond Series made on April 22, 1996 (commencement of offering of Class B shares) had a value of $1,207 on December 31, 1999, resulting in an aggregate total return of 20.74%.

Class C

The annualized yields for the 30-day period ended December 31, 1999 for the Class C shares of the U.S. Government Securities Series and the High-Yield Bond Series were 4.72% and 10.53%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1999, which was the last day of the period. The average number of Class C shares of the U.S. Government Securities Series and the High-Yield Bond Series was 448,214 and 7,531,718, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each Series' Prospectus.

The total returns for the Class C shares of the U.S. Government Securities Series and High-Yield Bond Series for the period from May 27, 1999 (inception) through December 31, 1999 was (3.54)% and (3.63)%, respectively. These amounts were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by each Series' Class C shares, if any, were reinvested over the period. It was then assumed that at the end of the period, the entire amount was redeemed, subtracting the 1% CDSC.

Table C illustrates the total return (income and capital) on Class C shares of the U.S. Government Securities Series and the High-Yield Bond Series, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class C shares of the U. S. Government Securities Series and the High-Yield Bond Series made on May 27, 1999 (commencement of offering of Class C shares) had a value of $965 and $964, respectively, on December 31, 1999, resulting in an aggregate total return of (3.54)% and (3.63)%, respectively.

Class D

The annualized yield for the 30-day period ended December 31, 1999 for the Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 4.64% and 10.65%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1999, which was the last day of this period. The average number of Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 2,675,314 and 108,844,259, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each Series' Prospectus.

The average annual total returns for the Class D shares of the U.S. Government Securities Series for the one- and five-year periods ended December 31, 1999 and for the period September 21, 1993 (commencement of operations) through December 31, 1999 were (5.38)%, 5.13% and 3.11%, respectively. The average annual total returns for the Class D shares of the High-Yield Bond Series for the one- and five-year periods ended December 31, 1999 and for the period September 21, 1993 (commencement of operations) through December 31, 1999 were (1.44)%, 9.12% and 7.90%, respectively. These amounts were computed assuming that all of the dividends and capital gain distributions paid by each Series' Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

Table D illustrates the total return (income and capital) on Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares of the U.S. Government Securities Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,212 on December

31, 1999, resulting in an aggregate total return of 21.18%, and a $1,000 investment in Class D shares of the High-Yield Bond Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,612 on December 31, 1999, resulting in an aggregate total return of 61.22%.


The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of either Series today.

                                             TABLE A - CLASS A SHARES


                                                Value of            Value
Year                        Value of          Capital Gain            of                               Total
Ended(1)               Initial Investment(2)  Distributions       Dividends     Total Value(2)      Return(1)(3)
--------               ---------------------  -------------       ---------     --------------      ------------
U.S. Government
Securities Series
12/31/90                        $932              $-0-              $  81            $1,013
12/31/91                         988               -0-                168             1,156
12/31/92                         973               -0-                250             1,223
12/31/93                         972               -0-                342             1,314
12/31/94                         876               -0-                387             1,263
12/31/95                         968               -0-                524             1,492
12/31/96                         908               -0-                580             1,488
12/31/97                         931               -0-                683             1,614
12/31/98                         959               -0-                792             1,751
12/31/99                         880               -0-                808             1,688           68.75%


                                             TABLE A - CLASS A SHARES

                                                Value of            Value
Year                        Value of          Capital Gain            of                               Total
Ended(1)               Initial Investment(2)  Distributions       Dividends     Total Value(2)      Return(1)(3)
--------               ---------------------  -------------       ---------     --------------      ------------
High-Yield
Bond Series
12/31/90                      $  775              $-0-             $  108            $  883
12/31/91                         887               -0-                267             1,154
12/31/92                         955               -0-                431             1,386
12/31/93                       1,033               -0-                619             1,652
12/31/94                         945               -0-                720             1,665
12/31/95                       1,036               -0-                974             2,010
12/31/96                       1,079               -0-              1,229             2,308
12/31/97                       1,124               -0-              1,513             2,637
12/31/98                       1,034                 7              1,630             2,671
12/31/99                         932                 6              1,736             2,674          167.36%



                                             TABLE B - CLASS B SHARES

                                                Value of            Value
Period/Year                 Value of          Capital Gain            of                                Total
Ended(1)               Initial Investment(2)  Distributions       Dividends     Total Value(2)      Return(1)(3)
--------               ---------------------  -------------       ---------     --------------      ------------
U.S. Government
Securities Series
12/31/97                      $1,024              $-0-              $  49           $1,073
12/31/98                       1,057               -0-                100            1,157
12/31/99                         938               -0-                138            1,076             7.59%

High-Yield
Bond Series
12/31/96                      $1,028              $-0-              $  63           $1,091
12/31/97                       1,070               -0-                166            1,236
12/31/98                         985                 3                255            1,243
12/31/99                         860                 3                344            1,207            20.74%

                                             TABLE C - CLASS C SHARES

                                                Value of            Value
Period/Year                 Value of          Capital Gain            of                               Total
Ended(1)               Initial Investment(2)  Distributions       Dividends     Total Value(2)      Return(1)(3)
--------               ---------------------  -------------       ---------     --------------      ------------
U.S. Government
Securities Series
12/31/99                     $941                $-0-                 $24           $965              (3.54)%

High-Yield
Bond Series
12/31/99                     $910                $-0-                 $54           $964              (3.63)%

                                             TABLE D - CLASS D SHARES

                                                Value of             Value
Period/Year                 Value of          Capital Gain             of                               Total
Ended(1)               Initial Investment(2)  Distributions       Dividends     Total Value(2)      Return(1)(3)
--------               ---------------------  -------------       ---------     --------------      ------------
U.S. Government
Securities Series
12/31/93                        $982              $-0-              $  12            $  994
12/31/94                         884               -0-                 59               943
12/31/95                         977               -0-                128             1,105
12/31/96                         919               -0-                176             1,095
12/31/97                         940               -0-                237             1,177
12/31/98                         970               -0-                298             1,268
12/31/99                         888               -0-                324             1,212           21.18%

High-Yield
Bond Series
12/31/93                      $1,030              $-0-              $  15            $1,045
12/31/94                         942               -0-                100             1,042
12/31/95                       1,033               -0-                214             1,247
12/31/96                       1,077               -0-                346             1,423
12/31/97                       1,121               -0-                491             1,612
12/31/98                       1,031                 4                586             1,621
12/31/99                         930                 4                678             1,612           61.22%
--------------------


(1) For the ten years ended December 31, 1999 for Class A shares, from commencement of offering of Class B shares of the U.S. Government Securities Series on January 1, 1997, from commencement of offering of Class B shares of the High-Yield Bond Series on April 22, 1996, from commencement of offering of Class C shares on May 27, 1999 and from commencement of offering of Class D shares on September 21, 1993.


(2) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value" reflects the effect of the CDSC, if applicable, assumes investment of all dividends and capital gain distributions and reflects changes in the net asset value.


(3) "Total Return" for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales charge on Class A shares and Class C shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C or Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.


A Series of the Fund may from time to time, make reference in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of a Series' Class A, Class B, Class C and Class D shares, respectively, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. A Series may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.


A Series' advertising or promotional material may make reference to the Series' "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Series, as compared to that of the overall market. Standard deviation measures how widely a Series' performance has varied from its average performance, and is an indicator of a Series' potential for volatility. Alpha measures the difference between the returns of a Series and the returns of the market, adjusted for volatility.

                              Financial Statements


The Annual Reports to shareholders for the year ended December 31, 1999 contains schedules of the investments of each of the Fund's Series as of December 31, 1999 as well as certain other financial information as of the applicable date. The financial statements and notes included in the Annual Reports, and the Independent Auditors' Reports thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this Statement of Additional Information.


                               General Information

Information About Business Trusts. As indicated in each Series' Prospectus, the Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Fund's Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Fund into any number of other Series without further action by shareholders. The 1940 Act requires that where more than one Series exists, each Series must be preferred over all other Series in respect of assets specifically allocated to such Series.

As a general matter, the Fund will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Fund or any Series to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new Series, abolishing Series when there are no units thereof outstanding, changing the name of the Fund or the name of any Series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (f) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-Laws of the Fund, any registration of the Fund with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of such Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Series' assets for any shareholder held personally liable for obligations of such Series.


Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset values for each Series of the Fund.


Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                   Appendix A


MOODY'S INVESTORS SERVICE (MOODY'S)
DEBT SECURITIES


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high Financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES (S&P)
DEBT SECURITIES


AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B


                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension. o Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.
o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s


o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Global Fund Series, Inc., which today offers five separate series: Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.
o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

 ...2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.

                                                                File No. 2-93076
                                                                        811-4103

PART C.  OTHER INFORMATION

Item 23. Exhibits

     All Exhibits have been previously filed, except Exhibits marked with an asterisk (*), which are filed herewith.


(a) Instrument of Establishment and Designation dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)


(a)(1) Form of Amended and Restated Declaration of Trust. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on December 31, 1996.)

(b) Form of Restatement of Bylaws. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on December 31, 1996.)

(c) Specimen Stock Certificate for Class A Shares. (Incorporated by Reference to Post-Effective Amendment No. 18 filed on April 29, 1994.)

(c)(1) Specimen Stock Certificate for Class B Shares. (Incorporated by reference to Form SE filed on April 16, 1996).

(c)(2) Specimen Stock Certificate for Class D Shares. (Incorporated by Reference to Post-Effective Amendment No. 17 filed on September 21, 1993.)

(d) Copy of Management Agreement between Seligman High-Yield Bond Series of the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

(d)(1) Copy of Management Agreement between U.S. Government Securities Series of the Registrant and J & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 19 filed on May 1, 1995.)


(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)


(e)(2) Form of the new Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)

(e)(3) Form of amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by Reference to Post-Effective Amendment No. 20 filed on April 19, 1996.)


(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

                                                                File No. 2-33566
                                                                        811-1886



PART C.  OTHER INFORMATION (continued)


(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)


(f)(1) Deferred Compensation Plan for Directors of Seligman High Income Fund, Inc. (Incorporated by reference to Registrant' Post-Effective Amendment No. 25 filed on April 30, 1998.)


(g) Form of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)


(h)       Not Applicable.


(i) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)


(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)

(j)       *Consent of Independent Auditors.

(k)       Not Applicable.


(l) Form of Purchase Agreement (Investment Letter) for Initial Capital shares between Registrant and J. & W. Seligman & Co. Incorporated with respect to Class C shares for the Seligman U.S. Government Securities Series and Seligman High-Yield Bond Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital between Registrant and J. & W. Seligman & Co. Incorporated with respect to Class B shares of the U.S. Government Securities Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(l)(2) Purchase Agreement (Investment Letter) for Initial Capital between Registrant and J. & W. Seligman & Co. Incorporated with respect to Class B shares of the Seligman High-Yield Bond Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(32) Purchase Agreement (Investment Letter) for Initial Capital between Registrant and J. & W. Seligman & Co. Incorporated with respect to Registrant's Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on September 21, 1993.)

                                                                File No. 2-33566
                                                                        811-1886


PART C.  OTHER INFORMATION (continued)


(m) Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(o) Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(p)       *Code of Ethics.

(Other Exhibits)    Power of Attorney for Richard R. Schmaltz. (Incorporated by
                    reference to Registrant's Post-Effective Amendment No. 24 filed on April 29, 1998.)


                    Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)

Item 24. Persons Controlled by or Under Common Control with Registrant.  None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 22 to the Registration Statement.


          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Seligman also serves as investment manager to nineteen other associated investment companies. They are Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

                                                                File No. 2-33566
                                                                        811-1886


PART C.  OTHER INFORMATION (continued)


          Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798), which was filed on March 30, 2000.


Item 27.  Principal Underwriters.

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:


          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Global Fund Series, Inc.
          Seligman Growth Fund, Inc.
          Seligman Income Fund, Inc.
          Seligman Municipal Fund Series, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.
          Seligman Time Horizon/Harvester Series, Inc.
          Seligman Value Fund Series, Inc.


     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                             Seligman Advisors, Inc.
                              As of March 31, 2000

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
         -------------------                           ----------------                            ---------------
         William C. Morris*                            Director                                    Chairman of the Board and Chief
                                                                                                   Executive Officer
         Brian T. Zino*                                Director                                    President and Director
         Ronald T. Schroeder*                          Director                                    None
         Fred E. Brown*                                Director                                    Director Emeritus
         William H. Hazen*                             Director                                    None
         Thomas G. Moles*                              Director                                    None
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President and Director                      None
         Charles W. Kadlec*                            Chief Investment Strategist                 None
         Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President
         Edward F. Lynch*                              Senior Vice President, National             None
                                                       Sales Director
         James R. Besher                               Senior Vice President, Division             None
         14000 Margaux Lane                            Sales Director
         Town & Country, MO  63017

                                                                File No. 2-33566
                                                                        811-1886


PART C. OTHER INFORMATION (continued)

                             Seligman Advisors, Inc.
                              As of March 31, 2000


                 (1)                                             (2)                                       (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Gerald I. Cetrulo, III                        Senior Vice President, Sales                None
         140 West Parkway
         Pompton Plains, NJ  07444
         Matthew A. Digan*                             Senior Vice President,                      None
                                                       Domestic Funds
         Jonathan G. Evans                             Senior Vice President, Sales                None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         T. Wayne Knowles                              Senior Vice President, Division             None
         104 Morninghills Court                        Sales Director
         Cary, NC  27511
         Joseph Lam                                    Senior Vice President, Regional             None
         Seligman International, Inc.                  Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         Bradley W. Larson                             Senior Vice President, Sales                None
         367 Bryan Drive
         Alamo, CA  94526
         Michelle L. McCann-Rappa*                     Senior Vice President, Retirement Plans     None
         Scott H. Novak*                               Senior Vice President, Insurance            None
         Jeff Rold                                     Senior Vice President, Product              None
         181 East 73rd Street, Apt 20B                 Business Management
         New York, New York  10021
         Ronald W. Pond*                               Senior Vice President, Division             None
                                                       Sales Director
         Richard M. Potocki                            Senior Vice President, Regional             None
         Seligman International UK Limited             Director, Europe and the Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA
         Bruce M. Tuckey                               Senior Vice President, Sales                None
         41644 Chathman Drive
         Novi, MI  48375
         Andrew S. Veasey                              Senior Vice President, Sales                None
         14 Woodside Drive
         Rumson, NJ  07760
         Charles L. von Breitenbach, II*               Senior Vice President, Managed              None
                                                       Money
         Gail S. Cushing*                              Vice President, National Accounts           None
         Jeffrey S. Dean*                              Vice President, Business Analysis           None
         Ron Dragotta*                                 Vice President, Regional Retirement         None
                                                       Plans Manager

                                                                File No. 2-33566
                                                                        811-1886



PART C. OTHER INFORMATION (continued)

                             Seligman Advisors, Inc.
                              As of March 31, 2000

                 (1)                                             (2)                                       (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Mason S. Flinn                                Vice President, Regional Retirement         None
         2130 Filmore Street                           Plans Manager
         PMB 280
         San Francisco, CA  94115-2224
         Marsha E. Jacoby*                             Vice President, Offshore Business           None
                                                       Manager
         Jody Knapp*                                   Vice President, Regional Retirement         None
         17011 East Monterey Drive                     Plans Manager
         Fountain Hills, AZ  85268
         David W. Mountford*                           Vice President, Regional Retirement         None
         7131 NW 46th Street                           Plans Manager
         Lauderhill, FL  33319
         Jeffery C. Pleet*                             Vice President, Regional Retirement         None
                                                       Plans Manager
         Tracy A. Salomon*                             Vice President, Retirement Marketing        None
         Helen Simon*                                  Vice President, Sales Administration        None
         Gary A. Terpening*                            Vice President, Director of Business        None
                                                       Development
         John E. Skillman*                             Vice President, Portfolio Advisor           None
         Charles E. Wenzel                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         Robert McBride                                Vice President, Marketing Director          None
         Seligman International, Inc.                  Latin America
         Sucursal Argentina
         Edificio Laminar Plaza
         Ingeniero Butty No. 240, 4th Floor
         C1001ASB Buenos Aires, Argentina
         Daniel Chambers                               Regional Vice President                     None
         4618 Lorraine Avenue
         Dallas, TX  75209
         Richard B. Callaghan                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         Kevin Casey                                   Regional Vice President                     None
         19 Bayview Avenue
         Babylon, NY  11702
         Bradford C. Davis                             Regional Vice President                     None
         241 110th Avenue SE
         Bellevue, WA  98004
         Cathy Des Jardins                             Regional Vice President                     None
         PMB 152
         1705 14th Street
         Boulder, CO  80302
         Kenneth Dougherty                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017

                                                                File No. 2-33566
                                                                        811-1886


PART C. OTHER INFORMATION (continued)

                             Seligman Advisors, Inc.
                              As of March 31, 2000

                 (1)                                             (2)                                       (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------

         Kelli A. Wirth Dumser                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226
         Edward S. Finocchiaro                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Michael C. Forgea                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         Carla A. Goehring                             Regional Vice President                     None
         11426 Long Pine Drive
         Houston, TX  77077
         Michael K. Lewallen                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         Judith L. Lyon                                Regional Vice President                     None
         7105 Harbour Landing
         Alpharetta, GA  30005
         Leslie A. Mudd                                Regional Vice President                     None
         5243 East Calle Redonda
         Phoenix, AZ  85018
         Tim O'Connell                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128
         George M. Palmer, Jr.                         Regional Vice President                     None
         1805 Richardson Place
         Tampa, FL  33606
         Thomas Parnell                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116
         Craig Prichard                                Regional Vice President                     None
         300 Spyglass Drive
         Fairlawn, OH  44333
         Nicholas Roberts                              Regional Vice President                     None
         200 Broad Street, Apt. 2451
         Stamford, CT  06901
         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         James Taylor                                  Regional Vice President                     None
         290 Bellington Lane
         Creve Coeur, MO  63141
         Steve Wilson                                  Regional Vice President                     None
         83 Kaydeross Park Road
         Saratoga Springs, NY  12866
         Frank J. Nasta*                               Secretary                                   Secretary
         Aurelia Lacsamana*                            Treasurer                                   None

                                                                File No. 2-33566
                                                                        811-1886


PART C. OTHER INFORMATION (continued)

                             Seligman Advisors, Inc.
                              As of March 31, 2000

                 (1)                                             (2)                                       (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Sandra G. Floris*                             Assistant Vice President, Order Desk        None
         Keith Landry*                                 Assistant Vice President, Order Desk        None
         Albert A. Pisano*                             Assistant Vice President and                None
                                                       Compliance Officer
         Joyce Peress*                                 Assistant Secretary                         Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

PART C.       OTHER INFORMATION (continued)


Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 is custodian of the Registrant's cash and securities. It also is agent to perform certain accounting and record-keeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder servicing agent, maintains shareholder records for the Registrant.


Item 29.  Management Services. Not Applicable.


Item 30. Undertakings. The Registrant undertakes: (1) to furnish a copy of the Registrant's latest Annual Report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                                File No. 2-33566
                                                                        811-1886

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 28 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 2000.



                                                SELIGMAN HIGH INCOME FUND SERIES



                                                By: /s/ William C. Morris
                                                    ----------------------------
                                                    William C. Morris, Chairman



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 28 has been signed below by the following persons in the capacities indicated on April 28, 2000.



            Signature                            Title
            ---------                            -----



/s/  William C. Morris                   Chairman of the Trustees (Principal
-----------------------------               executive officer) and Trustee
     William C. Morris



/s/ Brian T. Zino                        Trustee and President
-----------------------------
     Brian T. Zino


/s/ Thomas G. Rose                       Treasurer (Principal financial and
-----------------------------
     Thomas G. Rose                        Accounting Officer)







John R. Galvin, Trustee          )
Alice S. Ilchman, Trustee        )
Frank A. McPherson, Trustee      )
John E. Merow, Trustee           )
Betsy S. Michel, Trustee         )
James C. Pitney, Trustee         )               /s/ Brian T. Zino
James Q. Riordan, Trustee        )               -------------------------------
Richard R. Schmaltz, Trustee     )               Brian T. Zino, Attorney-In-fact
Robert L. Shafer, Trustee        )
James N. Whitson, Trustee        )

                                                                File No. 2-33566
                                                                        811-1886



                        SELIGMAN HIGH INCOME FUND SERIES
                     Post-Effective Amendment No. 28 to the
                       Registration Statement on Form N-1A




                                  EXHIBIT INDEX




Form N-1A Item No.                 Description
------------------                 -----------

Item 23(j)                         Consent of Independent Auditors

Item 23(p)                         Code of Ethics